EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 5, 2005 (this “Amendment”), to the FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of May 12, 2004 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among CSX CORPORATION, a Virginia corporation, as Borrower, the LENDERS parties thereto, CITIBANK, N.A. and THE BANK OF NOVA SCOTIA, as Co-Syndication Agents, CREDIT SUISSE FIRST BOSTON and MIZUHO CORPORATE BANK, LTD., as Co-Documentation Agents, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMORGAN CHASE BANK), as Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested and, upon this Amendment becoming effective, the Lenders have agreed, to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1.   DEFINITIONS

1.1  Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.

SECTION 2.   AMENDMENTS TO CREDIT AGREEMENT

2.1  Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by (a) replacing the reference to the amount “$75,000,000” appearing in the definition of Material Indebtedness in such Section with a reference to “$80,000,000”, (b) by replacing the reference to the date “May 12, 2004” appearing in the definition of 364-Day Credit Agreement in such Section with a reference to “May 5, 2005” and (c) by adding the following parenthetical at the end of the definition of 364-Day Credit Agreement in such section “(and any replacement thereof)”.

2.2  Amendment to Section 2.08(b). Section 2.08(b) of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following sentence:

“Upon any direct or indirect sale or other disposition of Shares (other than Shares constituting Unrestricted Margin Stock) directly or indirectly beneficially owned by the Borrower (other than (i) to the Borrower’s direct or indirect Subsidiaries, (ii) to any wholly-owned subsidiary of CSX/NS Acquisition Sub so long as the Borrower’s direct or indirect proportionate beneficial ownership of the Shares

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shall not be reduced as a result thereof, or (iii) to NS or its subsidiaries or any CSX/NS Acquisition Sub Entity in consideration of the acquisition of any assets of Conrail or any of its subsidiaries by the Borrower or any Subsidiary), the Commitments and the Commitments (as defined in the 364-Day Credit Agreement) shall be automatically reduced, on a ratable basis, in an aggregate amount equal to 100% of the Net Cash Proceeds to the Borrower and the Subsidiaries of any such sale or other disposition of Shares (other than Shares constituting Unrestricted Margin Stock).”

2.3  Amendment to Article VII(i). Article VII(i) of the Credit Agreement is hereby amended by replacing the reference to the amount “$75,000,000” appearing therein with a reference to “$80,000,000.”

2.4  Amendment to Section 9.02(b). Clause (iv) of the first proviso to Section 9.02(b) of the Credit Agreement is hereby amended by changing the reference to “Section 2.10(c)” to refer to “Section 2.08(d)” instead.

2.5  Amendment to Section 9.04(b). Clause (ii) of Section 9.04(b) of the Credit Agreement is hereby amended by adding the following at the beginning of such clause “except in the case of an assignment to a Lender,”.

SECTION 3.   MISCELLANEOUS

3.1  Limited Effect. Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

3.2  Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of a counterpart hereof duly executed by the Borrower and the Majority Lenders on or prior to 5:00 p.m., New York City time, on May 5, 2005 (except that the amendment in Section 2.4 shall not become effective until this Amendment has been duly executed by the Borrower and each Lender).

3.3  Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3.4  Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.5  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND

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OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CSX CORPORATION,
as Borrower
By:
Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender,
By:
Title:

CITIBANK, N.A.

By:
Title:

THE BANK OF NOVA SCOTIA

By:
Title:

CREDIT SUISSE FIRST BOSTON

By:
Title:

By:
Title:

MIZUHO CORPORATE BANK, LTD.

By:
Title:

BARCLAYS BANK PLC

By:
Title:

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Title:

By:
Title:

MORGAN STANLEY BANK

By:
Title:

UBS AG, Stamford Branch

By:
Title:

By:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Title:

SUNTRUST BANK

By:
Title:

BANK OF AMERICA N.A.

By:
Title:

BANK OF NEW YORK

By:
Title:

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK

By:
Title:

UFJ BANK LIMITED, NEW YORK BRANCH

By:
Title:

ABN AMRO BANK N.V.

By:
Title:

THE NORTHERN TRUST COMPANY

By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

THE FIFTH THIRD BANK

By:
Title: